UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          March 24, 2004

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:          (419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

     On March 24, 2004, Cooper Tire & Rubber Company (“Cooper Tire”) issued a press release announcing that it is exploring the possibility of a sale of its Cooper-Standard Automotive Group. A copy of the press release issued by Cooper Tire is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. Exhibits.

(c)	Exhibits:

	Number	Exhibit

	99.1	Press release, dated March 24, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

	By:	/s/ James E. Kline

		Name:	James E. Kline
		Title:	Vice President, General Counsel and
Corporate Secretary

Dated: March 24, 2004

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press release, dated March 24, 2004